                                                                      EXHIBIT 24
                                                                      ----------



                           UNION PACIFIC CORPORATION

                               Powers of Attorney


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ PHILIP F. ANSCHUTZ
----------------------
Philip F. Anschutz


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ ROBERT P. BAUMAN
--------------------
Robert P. Bauman


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD B. CHENEY
---------------------
Richard B. Cheney


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ E. VIRGIL CONWAY
--------------------
E. Virgil Conway


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ THOMAS J. DONOHUE
---------------------
Thomas J. Donohue

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ SPENCER F. ECCLES
---------------------
Spencer F. Eccles


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ IVOR J. EVANS
-----------------
Ivor J. Evans


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ ELBRIDGE T. GERRY, JR.
--------------------------
Elbridge T. Gerry, Jr.


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ JUDITH RICHARDS HOPE
------------------------
Judith Richards Hope


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD J. MAHONEY
-----------------------
Richard J. Mahoney


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD D. SIMMONS
----------------------
Richard D. Simmons

                                                                      EXHIBIT 24

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sip on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ SPENCER F. ECCLES
---------------------
Spencer F. Eccles


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ IVOR J. EVANS
-----------------
Ivor J. Evans


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ ELBRIDGE T. GERRY, JR.
--------------------------
Elbridge T. Gerry, Jr.


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ JUDITH RICHARDS HOPE
------------------------
Judith Richards Hope


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD J. MAHONEY
----------------------
Richard J. Mahoney


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD D. SIMMONS
----------------------
Richard D. Simmons